UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

Sterling Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-35385	80-0091851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Rella Boulevard, Montebello, New York	10901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 23, 2017, the Company held its 2017 Annual Meeting of Stockholders, at which the Company’s stockholders considered four (4) proposals, each of which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 13, 2017. There were 135,603,346 outstanding shares entitled to vote and there were 125,539,789 shares present in person or by proxy, representing approximately 92.6% of the shares outstanding and entitled to vote. The voting results are presented below.

1.           Election of eleven (11) Directors for a one (1) year term until their successors are elected and qualified. The results of the election of directors to serve a one (1) year term ending in 2018 or until their successors are elected and qualified are as follows:

Nominee	For	Withheld	Broker Non-Votes[1]
John P. Cahill	109,548,936	700,624	15,290,229
James F. Deutsch	109,468,261	781,299	15,290,229
Navy E. Djonovic	109,308,715	940,845	15,290,229
Fernando Ferrer	108,595,574	1,653,986	15,290,229
Thomas G. Kahn	108,878,437	1,371,123	15,290,229
Jack Kopnisky	108,277,704	1,971,856	15,290,229
James J. Landy	108,868,202	1,381,358	15,290,229
Robert W. Lazar	108,799,801	1,449,759	15,290,229
Richard O’Toole	109,508,716	740,844	15,290,229
Burt Steinberg	108,478,347	1,771,213	15,290,229
William E. Whiston	109,520,911	728,649	15,290,229

2.           Approval, by non-binding vote, of the compensation of the Named Executive Officers (Say-on-Pay).

For	Against	Abstain	Broker Non-Votes[1]
106,533,818	3,389,006	326,736	15,290,229

3.           Recommendation, by non-binding vote, on the frequency of the stockholder Say-on-Pay vote on executive compensation in the future.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes[1]
91,164,566	304,288	18,616,994	163,712	15,290,229

1          A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner of the shares it holds. Broker non-votes are counted when determining whether the necessary quorum of stockholders is present or represented at each annual meeting.

4.           Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-Votes[1]
123,600,626	1,792,654	146,509	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STERLING BANCORP

Date: May 24, 2017	By:	/s/ Luis Massiani
Luis Massiani
Senior Executive Vice President and
Chief Financial Officer